UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated April 16, 2010, for the purpose of filing the financial statements and pro forma financial information with respect to the Registrant’s acquisition of a self storage facility from an unaffiliated third party in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying statement of revenue and certain operating expenses (the “Historical Summary”) of the property located in Oakland Park, Florida (the “Oakland Park Property”) for the year ended December 31, 2009. The Historical Summary is the responsibility of the Oakland Park Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Oakland Park Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Oakland Park Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ REZNICK GROUP, P.C.

Baltimore, Maryland

July 23, 2010

OAKLAND PARK PROPERTY

STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2009	Three Months Ended March 31, 2010 (Unaudited)
REVENUE
Net rental revenue	$1,808,163	$449,838
Other operating income	70,582	19,099

Total revenue	1,878,745	468,937

CERTAIN OPERATING EXPENSES
Property operating expenses	172,531	27,454
Salaries and related expenses	120,502	31,721
Marketing expense	23,674	3,944
Real estate taxes	234,776	61,800
Property insurance	123,996	34,098

Total certain operating expenses	675,479	159,017

Revenue in excess of certain operating expenses	$1,203,266	$309,920

See notes to statements of revenue and certain operating expenses.

OAKLAND PARK PROPERTY

NOTES TO STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2009 and

the Three Months Ended March 31, 2010 (Unaudited)

Note 1. Organization and Basis of Presentation

The accompanying statements of revenue and certain operating expenses include the revenue and certain operating expenses of the self storage property located in Oakland Park, Florida (the “Oakland Park Property”). Strategic Storage Trust, Inc. (the “Company”) acquired the Oakland Park Property on April 16, 2010, from an unaffiliated third party, for a total all cash purchase price of $14.35 million plus closing costs and acquisition fees. On the date of acquisition, the Oakland Park Property contained approximately 1,600 self storage units.

The accompanying statements of revenue and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The statements of revenue and certain operating expenses are not representative of the actual operations of the Oakland Park Property for the periods presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Oakland Park Property have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Oakland Park Property. Therefore the statements of revenue and certain operating expenses may not be comparable to a statement of operations for the Oakland Park Property after its acquisition by the Company. Except as noted above, management of the Oakland Park Property is not aware of any material factors relating to the Oakland Park Property for the year ended December 31, 2009 or the three months ended March 31, 2010, that would cause the reported financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Rental income from tenants with leases having scheduled increases is recognized on a straight-line basis over the term of the lease. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the Oakland Park Property and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Oakland Park Property.

OAKLAND PARK PROPERTY

NOTES TO STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2009 and

the Three Months Ended March 31, 2010 (Unaudited)

Use of Estimates

The preparation of the accompanying statements of revenue and certain operating expenses in accordance with accounting principles generally accepted in the United States of America requires management of the Oakland Park Property to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2009 and Three Months Ended March 31, 2010 (Unaudited)

The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of a self storage facility purchased from an unaffiliated third party (the “Oakland Park Property”) on April 16, 2010 as if it was completed as of March 31, 2010 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of the Company and the historical statements of operations of the Oakland Park Property. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2010 gives effect to this acquisition as if it was completed as of January 1, 2010.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2009. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of March 31, 2010 and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2010 sets forth the Company’s historical consolidated balance sheet and statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended March 31, 2010.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (3)		Strategic Storage Trust, Inc. Pro Forma Note (2)
ASSETS
Cash and cash equivalents	$18,019,878	$(13,019,878)	[a]	$5,000,000
Real estate facilities:
Land	56,886,165	2,600,000	[b]	59,486,165
Buildings	107,876,403	10,130,473	[b]	118,006,876
Site improvements	12,170,027	184,527	[b]	12,354,554

	176,932,595	12,915,000		189,847,595
Accumulated depreciation	(2,738,283)	—		(2,738,283)

Real estate facilities, net ($17,359,778 related to VIEs)	174,194,312	12,915,000		187,109,312
Escrow receivable	475,696	—		475,696
Prepaid expenses	1,034,825	25,152	[d]	1,059,977
Deferred financing costs, net of accumulated amortization	1,019,623	—		1,019,623
Intangible assets, net of accumulated amortization	14,451,811	1,435,000	[b]	15,886,811
Restricted cash	1,632,666	—		1,632,666
Investments in unconsolidated joint ventures	8,829,840	—		8,829,840
Other assets	649,414	—		649,414

Total assets	$220,308,065	$1,355,274		$221,663,339

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured promissory notes ($10,126,995 related to VIEs)	$78,188,705	$—		$78,188,705
Accounts payable and accrued liabilities	4,547,042	203,527	[d]	4,750,569
Due to affiliates	717,575	—		717,575
Distributions payable	1,115,141	—		1,115,141

Total liabilities	84,568,463	203,527		84,771,990
Commitments and contingencies
Redeemable common stock	1,937,662	—		1,937,662
Stockholders’ equity:
Strategic Storage Trust, Inc. stockholder’s equity:
Common stock, $0.001 par value; 700,000,000 shares authorized; 19,162,862 and 19,334,627 (pro forma) shares issued and outstanding at March 31, 2010	19,163	172	[a]	19,335
Additional paid-in capital	147,050,721	1,515,656	[a]	148,566,377
Distributions	(8,611,269)	—		(8,611,269)
Accumulated deficit	(11,970,123)	(364,081)	[c]	(12,334,204)

Total Strategic Storage Trust, Inc. stockholders’ equity	126,488,492	1,151,747		127,640,239

Noncontrolling interest in operating partnership	59,081	—		59,081
Other noncontrolling interests	7,254,367	—		7,254,367

Total noncontrolling interests	7,313,448	—		7,313,448

Total stockholders’ equity	133,801,940	1,151,747		134,953,687

Total liabilities and stockholders’ equity	$220,308,065	$1,355,274		$221,663,339

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$7,706,662	$1,808,163	$—		$9,514,825
Ancillary operating income	168,481	70,582	—		239,063

Total revenues	7,875,143	1,878,745	—		9,753,888

Operating expenses:
Property operating expenses	3,123,018	675,479	(7,478)	[1]	3,791,019
Property operating expenses - affiliates	857,864	—	256,225	[2]	1,114,089
General and administrative	1,882,260	—			1,882,260
Depreciation	1,690,189	—	307,895	[3]	1,998,084
Intangible amortization expense	2,601,212	—	615,000	[3]	3,216,212

Total operating expenses	10,154,543	675,479	1,171,642		12,001,664

Operating income (loss)	(2,279,400)	1,203,266	(1,171,642)		(2,247,776)
Other income (expense):
Interest expense	(1,877,750)	—	—		(1,877,750)
Deferred financing amortization expense	(165,121)	—	—		(165,121)
Property acquisition expenses - affiliates	(1,564,792)	—	(358,750)	[4]	(1,923,542)
Other property acquisition expenses	(1,765,090)	—	(50,330)	[4]	(1,815,420)
Equity in earnings of real estate ventures	240,956	—	—		240,956
Interest income	5,217	—	—		5,217
Other	1,461	—	—		1,461

Net loss	(7,404,519)	1,203,266	(1,580,722)		(7,781,975)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	23,186	—	1,605	[5]	24,791
Net loss attributable to other noncontrolling interests	78,437	—	—		78,437

Net loss attributable to Strategic Storage Trust, Inc.	$(7,302,896)	$1,203,266	$(1,579,117)		$(7,678,747)

Net loss per share - basic	$(1.00)				$(0.87)
Net loss per share - diluted	$(1.00)				$(0.87)

Weighted average shares outstanding - basic	7,272,042		1,560,783	[6]	8,832,825
Weighted average shares outstanding - diluted	7,272,042		1,560,783		8,832,825

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For The Three Months Ended March 31, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$5,051,128	$449,838	$—		$5,500,966
Ancillary operating income	99,104	19,099	—		118,203

Total revenues	5,150,232	468,937	—		5,619,169

Operating expenses:
Property operating expenses	2,112,491	159,017	(4,975)	[1]	2,266,533
Property operating expenses - affiliates	462,377	—	64,011	[2]	526,388
General and administrative	844,364	—	—		844,364
Depreciation	1,018,216	—	76,974	[3]	1,095,190
Intangible amortization expense	1,716,993	—	153,750	[3]	1,870,743

Total operating expenses	6,154,441	159,017	289,760		6,603,218

Operating income (loss)	(1,004,209)	309,920	(289,760)		(984,049)
Other income (expense):
Interest expense	(1,266,482)	—	—		(1,266,482)
Deferred financing amortization expense	(48,944)	—	—		(48,944)
Property acquisition expenses - affiliates	(620,719)	—	(358,750)	[4]	(979,469)
Other property acquisition expenses	(485,017)	—	(5,331)	[4]	(490,348)
Equity in earnings of real estate ventures	228,366	—	—		228,366
Interest income	364	—	—		364
Other	(73,482)	—	—		(73,482)

Net loss	(3,270,123)	309,920	(653,841)		(3,614,044)
Less: Net loss attributable to the noncontrolling interest in our operating partnership.	1,000	—	275	[5]	1,275
Net loss attributable to other noncontrolling interests	106,189	—	—		106,189

Net loss attributable to Strategic Storage Trust, Inc.	$(3,162,934)	$309,920	$(653,566)		$(3,506,580)

Net loss per share - basic	$(0.18)				$(0.18)
Net loss per share - diluted	$(0.18)				$(0.18)

Weighted average shares outstanding - basic	17,794,393		1,173,529	[6]	18,967,922
Weighted average shares outstanding - diluted	17,794,393		1,173,529		18,967,922

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2009 and Three Months Ended March 31, 2010

Note 1. Acquisition

On April 16, 2010, the Company closed on the purchase of the Oakland Park Property, which consists of a self storage facility located in Oakland Park, Florida from an unaffiliated third party. The purchase price for the Oakland Park Property was $14,350,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $358,750 in acquisition fees in connection with this acquisition.

The Oakland Park Property is an approximately 1,600-unit self storage facility that sits on approximately 2.95 acres and contains approximately 93,700 rentable square feet located at 4950 North Dixie Highway, Oakland Park, Florida.

Note 2. Balance Sheet – Completed Facility Acquisition

The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Oakland Park Property as if it occurred on March 31, 2010.

Note 3. Balance Sheet – Pro Forma Adjustments

(a)	The Oakland Park Property was acquired using a combination of cash on hand at March 31, 2010 and equity raised subsequent to March 31, 2010. This adjustment reflects the cash on hand at March 31, 2010 and the additional equity, net of offering and organizational costs, raised and needed to close the acquisition on April 16, 2010.

(b)	Adjustment reflects the purchase price of $14,350,000 allocated to land, building, site improvements and intangible assets. The purchase price allocation is preliminary; therefore the allocation between land, building, site improvements and intangible assets is subject to change.

(c)	Adjustment reflects the expensing of acquisition-related transaction costs which are required to be expensed as incurred under GAAP.

(d)	Adjustment to prepaid expenses primarily reflects various prepaid items, including insurance and utilities related to the Oakland Park Property. Adjustment to accounts payable and accrued liabilities reflects the property taxes, unearned rent, and security deposits the Company became liable for at the time of acquisition.

Note 4. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on April 16, 2010. Therefore, these historical amounts represent unaudited results of the Oakland Park Property for the year ended December 31, 2009 and the three months ended March 31, 2010.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT—CONTINUED

As of and for the Year Ended December 31, 2009 and Three Months Ended March 31, 2010

Note 5. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated decreased cost of property taxes as compared to the Oakland Park Property historical results.

(2)	Adjustment reflects the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues, as defined, received from the Company’s properties.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the Oakland Park Property acquired on April 16, 2010. Such depreciation and amortization expense was based on a preliminary purchase price allocation of $2,600,000 to land, $184,527 to site improvements, $10,130,473 to building, and $1,435,000 to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life and the depreciation for the site improvements are recognized straight-lined over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 28-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

(4)	Adjustment for the year ended December 31, 2009 and three months ended March 31, 2010 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $358,750 and 358,750, respectively and other property acquisition expenses of $50,330, and $5,331, respectively which are required to be expensed as incurred under GAAP.

(5)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a calculation of pro forma net income and pro forma shares outstanding.

(6)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2009 or January 1, 2010, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: August 9, 2010	By:	/s/ Michael S. McClure
Michael S. McClure Chief Financial Officer